Liquidity (Details)	12 Months Ended
Dec. 31, 2024
Liquidity [Abstract]
Bitcoin issued, description	A BTC Halving event is scheduled to occur once every 210,000 blocks, or roughly every four years, until the total amount of BTC rewards issued reaches 21 million, which is expected to occur around 2140. The most recent BTC Halving event occurred on April 19, 2024, at which time BTC block rewards decreased from 6.25 BTC per block to 3.125 BTC per block. Once 21 million BTC are generated, the network will stop producing more BTC, and the industry will then need to rely on transaction fees and/or other sources of revenue. While BTC prices have had a history of significant fluctuations around BTC Halving events, there is no guarantee that the price change will be favorable or would compensate for the reduction in Mining rewards and the compensation from Mining pool operators.